UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 1, 2017

KIMCO REALTY CORPORATION

 (Exact Name of registrant as specified in its charter)

Maryland	1-10899	13-2744380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 New Hyde Park Road Suite 100 New Hyde Park, NY	11042
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 869-9000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

United States Federal Income Tax Considerations

As a result of recent changes in applicable tax law, Kimco Realty Corporation (the “Company”) is superseding and replacing (i) the discussion under the heading “United States Federal Income Tax Considerations” in Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 29, 2016 (the “July 29 Form 8-K Exhibit 99.1”) and (ii) the discussion under the heading “United States Federal Income Tax Considerations” in the prospectus dated February 27, 2015, which forms part of the Registration Statement on Form S-3 (File No. 333-202389) of the Company filed by the Company with the SEC on February 27, 2015 (the “Base Prospectus”), as supplemented by the discussion set forth in the Company’s Current Report on Form 8-K, including Exhibit 99.1 thereto, filed with the SEC on January 29, 2016 (the “January 29 Form 8-K Exhibit 99.1”). The discussion under the heading “United States Federal Income Tax Considerations” in Exhibit 99.1 hereto (incorporated herein by reference) supersedes and replaces, in their entirety, (i) the discussion in the July 29 Form 8-K Exhibit 99.1 and (ii) the discussion under the heading “United States Federal Income Tax Considerations” in the Base Prospectus, as supplemented by the January 29 Form 8-K Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description
99.1	United States Federal Income Tax Considerations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMCO REALTY CORPORATION

Date: March 1, 2017	By:	/s/ Glenn G. Cohen
		Name:	Glenn G. Cohen
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	United States Federal Income Tax Considerations